UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  SEPTEMBER 7, 2007
                                                      --------------------------

                               ENZO BIOCHEM, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)

             001-09974                                  13-2866202
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      (Commission File Number)              (IRS Employer Identification No.)

      527 MADISON AVENUE
      NEW YORK, NEW YORK                                            10022
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (212) 583-0100
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS.

         On September 7, 2007, Enzo Biochem, Inc. (the "Company"), issued a press release announcing that it has filed a Notice of Appeal with the Court of Appeals for the Federal Circuit following the grant yesterday of defendants' summary judgment motion of patent invalidity in Enzo v. Applera et al., before the United States District Court, District of Connecticut. The press release issued by the Company announcing the foregoing is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety into this Item 8.01.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)    EXHIBITS.

EXHIBIT NO.        DESCRIPTION

99.1               Press Release of Enzo Biochem, Inc., dated September 7, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENZO BIOCHEM, INC.


Date:  September 7, 2007               By:   /s/ Elazar Rabbani
                                            ------------------------------------
                                            Dr. Elazar Rabbani
                                            Chairman of the Board and Chief
                                            Executive Officer

                                  EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION

99.1               Press Release of Enzo Biochem, Inc., dated September 7, 2007.